U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                January 20, 2003



                           GLOBAL GOLF HOLDINGS, INC.
                           --------------------------
        (Exact name of small business issuer as specified in its charter)

                            Forestindustry.com, Inc.
                            ------------------------
                                  (Former Name)


          Delaware                   0-26673                    98-0207081
          --------                   -------                    ----------
(State or other jurisdiction   Commission File Number      (IRS Employer ID No.)
      of incorporation)


                                8893 Brooke Road
                         Delta, British Columbia, Canada
                         -------------------------------
                    (Address of principal executive offices)

                                     V4C 4G5
                                     -------
                                   (Zip Code)

                               3260 Norwell Drive
                                    Suite 205
                    Nanaimo, British Columbia, Canada V9T 1X5
                    -----------------------------------------
                                (Former Address)

                                 (604) 583-2036
                                 --------------
                           (Issuer's Telephone Number)

Item 4.  Changes in Registrant's Certifying Accountant.

     On January 20, 2003, Watson Dauphinee & Masuch, Chartered Accountants, the Company's independent accountant for its fiscal years ended May 31, 2002 and 2001, resigned. The Company's financial statements for its fiscal year ended May 31, 2002, contained a going concern opinion. Effective January 20, 2003, the Registrant retained the firm of Grant Thornton LLP as the Registrant's independent accountant for its fiscal year ending May 31, 2003. This change in independent accountants was approved by the Board of Directors of the Registrant.

     In connection with the audit of the Company's financial statements as of and for the fiscal year ended May 31, 2002 and 2001, and their review of the unaudited subsequent interim periods through August 31, 2002, there were no disagreements with Watson Dauphinee & Masuch, Chartered Accountants, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of Watson Dauphinee & Masuch, Chartered Accountants, would have caused them to make reference in connection with its reports to the subject matter of the disagreements or any reportable events.

     The Registrant has requested that Watson Dauphinee & Masuch, Chartered Accountants, furnish it with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of such letter, dated January 21, 2003, is filed as Exhibit 16.2 to this Form 8-K.

Item 7(c).  Exhibits.

Number      Exhibit
------      -------

  3.3       Certificate of Amendment of Certificate of Incorporation - Name
            Change

16.2 Letter of Resignation of Watson Dauphinee & Masuch, Chartered Accountants, the Registrant's independent certified accountant.





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

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        GLOBAL GOLF HOLDINGS, INC.
                                        (Registrant)

                                        Dated: January 21, 2003


                                        By: s/ Ford Sinclair
                                           -------------------------------------
                                           Ford Sinclair, President



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